EMPLOYMENT AGREEMENT

      THIS AGREEMENT, dated as of this 10th day of March, 1999, by and between NYMAGIC, INC., a New York corporation (the "Company") whose principal executive offices are located at 330 Madison Avenue, New York, New York 10017, and VINCENT
T. PAPA, an individual residing at 12 Thicket Drive, Cold Spring Harbor, New York 11724 (the "Executive").

                             W I T N E S S E T H:

      WHEREAS, the Company seeks to employ the Executive and the Executive seeks to be employed by the Company; and

      WHEREAS, both parties desire that the terms and conditions of the Executive's employment with the Company be governed by the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. Employment and Duties.

      (a) General. The Company hereby employs the Executive, effective as of March 19, 1999 ( the "Effective Date"), and the Executive agrees, upon the terms and conditions herein set forth, to serve, effective as of the Effective Date, as President and Chief Executive Officer of the Company. In such capacities, the Executive shall report directly and only to the Board of Directors of the Company (the "Board"). The Executive's principal place of business shall be in the Company's New York offices and he shall perform all of the duties commensurate to the positions of President and Chief Executive Officer.

      (b) Services and Duties. For so long as the Executive is employed hereunder, he shall devote his full business time to the performance of his duties hereunder; shall faithfully serve the Company; shall in all respects conform to and comply with the lawful and good faith directions and instructions given to him by the Board as the same are consistent with his status and the terms hereof; and shall use his best efforts to promote and serve the interests of the Company.

      (c) Board Membership. The Company agrees to nominate the Executive for membership on the Board at the next meeting of shareholders and shall use all reasonable efforts to cause the Executive to be elected to the Board at such meeting.

      (d) No Other Employment. For so long as the Executive is employed by the Company, he shall not, directly or indirectly, render services to any other person or organization for which he receives compensation without the prior approval of the Board. No such approval will be required if the Executive seeks to perform inconsequential services without direct compensation therefor in connection with the management of personal investments or in connection with the performance of charitable and civic activities, provided that such activities do not contravene the provisions of Section 6 hereof.

      2. Term of Employment. The term of the Executive's employment under this Agreement (the "Term") shall commence on the Effective Date and continue until the third anniversary date of the Effective Date. On the third anniversary date of the Effective Date (and on each subsequent anniversary date thereafter), the Term shall automatically renew for an additional one-year period unless, within six months prior to the applicable anniversary date, either party shall have given the other party hereto written notice of its intention not to extend the Term.

      3. Compensation and Other Benefits. Subject to the provisions of this Agreement, the Company shall pay and provide the following compensation and other benefits to the Executive during the Term as compensation for all services rendered hereunder:

            (a) Salary. The Company shall pay to the Executive an annual salary (the "Salary") at the initial rate of $425,000, payable to the Executive in accordance with the normal payroll practices of the Company for its executive officers as are in effect from time to time. The amount of the Executive's Salary shall be reviewed annually by the Board and may be increased, but not decreased below such amount, on the basis of such review.

            (b) Signing Bonus. The Company shall pay the Executive a one time sign-on bonus of $225,000, less applicable withholding taxes. The sign-on bonus will be paid within one week of the Effective Date.

            (c) Annual Bonus. During the Term, the Executive shall be eligible, for each calendar year that begins within the Term, to participate in an annual incentive bonus program established by the Company in accordance with the terms and conditions as may be approved annually by the Compensation Committee of the Board (the "Compensation Committee"). Under the terms of the annual incentive bonus program, the Executive will be afforded the opportunity to earn a bonus (the "Bonus") of up to 100% of his Salary in effect for the applicable calendar year based on the Company's achievement of the performance targets established by the Compensation Committee for that year. For each year during the Term, the Executive's target Bonus will be set at 50% of his Salary and will be earned based upon the ratio that the return on capital (the "ROC") for the relevant year bears to the average ROC achieved by the Company for the five preceding years (the "Five-Year ROC"). The target Bonus will be adjusted in proportion to the Company's level of achievement of the Five-Year ROC. For the purpose of this Agreement, the ROC and the Five-Year ROC will be calculated by dividing net operating income by the average shareholders' equity for the relevant period as determined by the Company's auditors in accordance with Generally Accepted Accounting Principals. Attached hereto as Exhibit A is a chart depicting the Bonus amount payable to the Executive based on the


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



      Company's achievement of various ROC rates. For calendar year 1999, the Executive will be entitled to a minimum bonus of $212,500.

            (d) Stock Options. Effective as of the Effective Date, the Company shall grant the Executive an option (the "Option") to purchase 80,000 shares of the common stock of the Company pursuant to the terms of the Company's 1991 Stock Option Plan (the "Option Plan"). The per share exercise price of the Option shall equal 95% of the fair market value of a share of the Company's common stock on the first trading day immediately preceding the Effective Date, as determined in accordance with the terms of the Option Plan. The Option shall vest and become exercisable with respect to 25% of the shares of common stock subject thereto on each of the first through fourth anniversaries of the Effective Date provided that the Executive has remained in the continuous full-time employment of the Company through the applicable anniversary date. The Option shall be subject to the terms of the Option Plan and to such other terms and conditions as may be specified by the Compensation Committee in the form of a standard option agreement between the Company and the Executive, which is attached hereto as Exhibit B.

            (e) Welfare, Benefit and Retirement Programs. The Executive will be included in the Company's Profit Sharing Plan and Money Purchase Plan, and will vest in 100% of the contributions to such plans on the second anniversary of each such contribution. In addition, the Executive shall be eligible to participate in the Company's benefit plans for executives as in effect from time to time, which currently provide life insurance for the Executive and medical and dental coverage for the Executive and his eligible dependents.

            (f) Expenses. The Company shall pay or reimburse the Executive for all reasonable out-of-pocket expenses incurred by the Executive in connection with his employment hereunder. Such expenses shall be paid upon the periodic submission of invoices and shall be paid reasonably promptly after the date of such invoice. The reimbursement of expenses under this
      Section 3(f) shall be subject to the Executive's providing the Company with such documentation of the expenses as the Company may from time to time reasonably request.

            (g) Vacation. In addition to the usual public and bank holidays, the Executive shall be entitled to twenty days' paid vacation annually, which shall be taken at such times as are approved by the Board. The Executive shall also be entitled to personal and sick days in accordance with the Company's policies for executives as in effect from time to time.

            (h) Parking Space. The Company shall pay or reimburse the Executive for the cost of a parking space in a garage located in or near the Executive's primary place of employment.

      4. Termination of Employment. Subject to the notice and other provisions of this Section 4, the Company shall have the right to terminate the Executive's employment hereunder, and he shall have the right to resign, at any time for any reason or for no stated reason.



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



            (a) Termination for Cause; Resignation Without Good Reason. (i) If, prior to the expiration of the Term, the Executive's employment is terminated by the Company for Cause or if the Executive resigns from his employment hereunder other than for Good Reason, he shall be entitled to payment of the pro rata portion of his Salary and Bonus, through and including the date of termination or resignation as well as any unreimbursed expenses. Except to the extent required by the terms of any applicable compensation or benefit plan or program or as otherwise required by applicable law, the Executive shall have no rights under this Agreement or otherwise to receive any other compensation or to participate in any other plan, program or arrangement after such termination or resignation of employment with respect to the year of such termination or resignation and later years.

                  (ii) Termination for "Cause" shall mean termination of the Executive's employment with the Company because of (A) the willful or persistently repeated material non-performance of duties to the Company (other than by reason of the incapacity of the Executive due to physical or mental illness) and, after 30 days written notice by the Board of such failure, the Executive's non-performance and continued, willful or persistently repeated material non-performance of such duties, (B) the conviction of the Executive for a felony offense, (C) the commission by the Executive of a material fraud against the Company or any willful misconduct that brings the reputation of the Company into serious disrepute or causes the Executive to cease to be able to perform his duties, or (D) any other material breach by the Executive of any material term of this Agreement.

                  (iii) Termination of the Executive's employment for Cause shall be communicated by delivery to the Executive of a written notice from the Company stating that the Executive has been terminated for Cause, specifying the particulars thereof and the effective date of such termination. The date of a resignation by the Executive without Good Reason shall be the date specified in a written notice of resignation from the Executive to the Company. The Executive shall provide at least 90 days' advance written notice of resignation without Good Reason.

            (b) Involuntary Termination. (i) If, prior to the expiration of the Term, the Company terminates the Executive's employment for any reason other than Disability or Cause or the Executive resigns from his employment hereunder for Good Reason (collectively hereinafter referred to as an "Involuntary Termination"), the Company shall pay to the Executive his Salary and Bonus accrued up to and including the date of such Involuntary Termination, as well as any unreimbursed expenses in accordance with Section 3(f). In addition, the Company shall pay the Executive as severance, periodic payments at a rate equal to 150% of his Salary (at the rate in effect on the date of such termination) for the longer of (i) the remainder of the Term and (ii) one year following such termination (the later being the "Severance Period"), at such intervals as the same would have been paid had the Executive remained employed by the Company during the Severance Period.

                  (ii) Resignation for "Good Reason". For the purpose of this
            Agreement,



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



            resignation for Good Reason shall mean resignation by the Executive because of (A) a demonstrably adverse and material change in the Executive's duties, titles or reporting responsibilities, (B) a material breach by the Company of any material term of this Agreement, (C) a reduction in the Executive's Salary or Bonus opportunity or the failure of the Company to pay the Executive any material amount of compensation when due, (D) a relocation of the Executive's principal place of business to a location outside of New York City without his prior written consent, or (E) a Change in Control of the Company (as defined below). The Executive shall provide the Company with written notice of his intention to resign for Good Reason within 90 days after the Executive knows of the occurrence of an event that constitutes Good Reason. The Company shall have 30 business days from the date of receipt of such notice to effect a cure of the material breach described therein and, upon cure thereof by the Company to the reasonable satisfaction of the Executive, such material breach shall no longer constitute Good Reason for purposes of this Agreement.

                  (iii) The date of  termination  of  employment  without  Cause shall be the date specified in a written notice of termination to the Executive. The date of resignation for Good Reason shall be the date specified in a written notice of resignation from the Executive to the Company; provided, however, that no such written notice shall be effective unless the cure period specified in Section 4(b)(ii) above has expired without the Company having corrected, to the reasonable satisfaction of the Executive, the event or events subject to cure.

            (c) Termination Due to Disability. In the event of the Executive's Disability (as hereinafter defined), the Company shall be entitled to terminate his employment upon providing the Executive with six months' prior written notice. If the Company terminates the Executive's employment due to Disability, the Executive shall be entitled to receive, for the remainder of the Term, his Salary at the rate in effect immediately prior to the Disability, plus his maximum Bonus as described in Section 3(c), less any amounts paid to the Executive under any disability plan of the Company. As used in this Section 4(c), the term "Disability" shall mean a physical or mental incapacity that substantially prevents the Executive from performing his duties hereunder and that has continued for at least six of the last twelve months and that can reasonably be expected to continue indefinitely. Any dispute as to whether or not the Executive is disabled within the meaning of the preceding sentence shall be resolved by a physician reasonably satisfactory to the Executive and the Company, and the determination of such physician shall be final and binding upon both the Executive and the Company.

            (d) Termination Due to Death. In the event of the Executive's death, the Executive's Beneficiary shall be entitled to receive within 30 days a lump sum payment in an amount equal to the Executive's Salary, at the rate in effect immediately prior to his death, plus his maximum Bonus as described in Section 3(c), in each case for the remainder of the Term, less any death benefits which are provided to the Executive's Beneficiary under the terms of any plan, program or arrangement for the benefit of the Executive at the time of death.

            (e) Beneficiary. For purposes of this Agreement, "Beneficiary" shall mean



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



      the person or persons designated in writing by the Executive to receive benefits under a plan, program or arrangement or to receive the balance of the Severance Payments, if any, in the event of the Executive's death, or, if no such person or persons are designated by the Executive, the Executive's estate. No Beneficiary designation shall be effective unless it is in writing and received by the Company prior to the date of the Executive's death.

            (f) Change in Control. For purposes of this Agreement, "Change in Control" shall mean the occurrence of any of the following events:

                  (i) any "person"  (within the meaning of Section  13(d) of the
            Securities and Exchange Act of 1934, as amended (the "Exchange Act") is or becomes the beneficial owner within the meaning of Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph
            (iii) below; provided, however, that with respect to the beneficial ownership of securities by John N. Blackman, Jr., Mark W. Blackman and Louise B. Tollefson and their respective heirs, executors, and assigns and any trust formed by any of the Blackman Shareholders for the purpose of estate and/or tax planning (including the Louise B. Tollefson Florida Intangible Tax Trust) (collectively, the "Blackman Shareholders"), the reference to 25% in this Section 4(f)(i) shall be changed to 45%;

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a two thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is  consummated a merger or  consolidation  of the
            Company or any direct or indirect wholly-owned subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power



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



            of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; provided, however, that with respect to the beneficial ownership of securities by the Blackman Shareholders, the reference to 25% in this Section 4(f)(iii)(B) shall be changed to 45%; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

      5. Additional Payment.

      (a) Gross-Up Payment. Notwithstanding anything herein to the contrary, if it is determined that any Payment (as defined herein) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties with respect to such excise tax (such excise tax, together with any interest or penalties thereon, is herein referred to as an "Excise Tax"), then the Executive shall be entitled to an additional cash payment (a "Gross-Up Payment") in an amount that will place the Executive in the same after-tax economic position that the Executive would have enjoyed if the Excise Tax had not applied to the Payment. The amount of the Gross-Up Payment shall be determined by the Accounting Firm (as defined herein) in accordance with such formula as the Accounting Firm deems appropriate. No Gross-Up Payments shall be payable hereunder if the Accounting Firm determines that the Payments are not subject to an Excise Tax. The Accounting Firm shall be paid by the Company for services performed hereunder.

      (b)  Determination  of  Gross-Up  Payment.  Subject to the  provisions  of
Section 5(c), all determinations required under this Section 5, including whether a Gross-Up Payment is required, the amount of the Payments constituting excess parachute payments, and the amount of the Gross-Up Payment, shall be made by the Accounting Firm, which shall



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



provide detailed supporting calculations both to the Executive and the Company within fifteen days of any date reasonably requested by the Executive or the Company on which a determination under this Section 5 is necessary or advisable. The Company shall pay the Executive in cash the initial Gross-Up Payment within five days of the receipt by the Executive and the Company of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, the Company shall cause the Accounting Firm to provide the Executive with an opinion that the Accounting Firm has substantial authority under the Code and the Regulations not to report an Excise Tax on the Executive's federal income tax return. Any determination by the Accounting Firm shall be binding upon the Executive and the Company. If the initial Gross-Up Payment is insufficient to completely place the Executive in the same after-tax economic position that the Executive would have enjoyed if the Excise Tax had not applied to the Payments (hereinafter an "Underpayment"), the Company, after exhausting its remedies under Section 5(c) below, shall promptly pay the Executive in cash an additional Gross-Up Payment in respect of the Underpayment.

      (c) Procedures. The Executive shall notify the Company in writing of any claim by the Internal Revenue Service (the "IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notice shall be given as soon as practicable after the Executive knows of such claim and shall apprise the Company of the nature of the claim and the date on which the claim is requested to be paid. The Executive agrees not to pay the claim until the expiration of the thirty-day period following the date on which the Executive notifies the Company, or such shorter period ending on the date the Taxes with respect to such claim are due (the "Notice Period"). If the Company notifies the Executive in writing prior to the expiration of the Notice Period that it desires to contest the claim, the Executive shall: (i) give the Company any information reasonably requested by the Company relating to the claim; (ii) take such action in connection with the claim as the Company may reasonably request, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company and reasonably acceptable to the Executive; (iii) cooperate with the Company in good faith in contesting the claim; and (iv) permit the Company to participate in any proceedings relating to the claim. The Executive shall permit the Company to control all proceedings related to the claim and, at its option, permit the Company to pursue or forgo any and all administrative appeals, proceedings, hearings, and conferences with the taxing authority in respect of such claim. If requested by the Company, the Executive agrees either to pay the tax claimed and sue for a refund or contest the claim in any permissible manner and to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts as the Company shall determine; provided, however, that, if the Company directs the Executive to pay such claim and pursue a refund (or if the IRS or other taxing authority requires the Executive to make any payments), the Company shall advance the amount of such payment to the Executive on an after-tax and interest-free basis (the "Advance"). The Company's control of the contest related to the claim shall be limited to the issues related to the Gross-Up Payment and the Executive shall be entitled to settle or contest, as the case may be, any other issues raised by the IRS or other taxing authority. If the Company does not notify the Executive in writing prior to the end of the Notice Period of its desire to contest the claim, the Company shall pay the Executive in cash an additional Gross-Up Payment



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



in respect of the excess parachute payments that are the subject of the claim, and the Executive agrees to pay the amount of the Excise Tax that is the subject of the claim to the applicable taxing authority in accordance with applicable law.

      (d) Repayments. If, after receipt by the Executive of an Advance, the Executive becomes entitled to a refund with respect to the claim to which such Advance relates, the Executive shall pay the Company the amount of the refund (together with any interest paid or credited thereon after Taxes applicable thereto). If, after receipt by the Executive of an Advance, a determination is made that the Executive shall not be entitled to any refund with respect to the claim and the Company does not promptly notify the Executive of its intent to contest the denial of refund, then the amount of the Advance shall not be required to be repaid by the Executive and the amount thereof shall offset the amount of the additional Gross-Up Payment then owing to the Executive.

      (e) Further Assurances. The Company shall indemnify the Executive and hold the Executive harmless, on an after-tax basis, from any costs, expenses, penalties, fines, interest or other liabilities ("Losses") incurred by the Executive with respect to the exercise by the Company of any of its rights under this Section 3, including, without limitation, any Losses related to the Company's decision to contest a claim or any imputed income to the Executive resulting from any Advance or action taken on the Executive's behalf by the Company hereunder. The Company shall pay all legal fees and expenses incurred under this Section 5, and shall promptly reimburse the Executive for the reasonable expenses incurred by the Executive in connection with any actions taken by the Company or required to be taken by the Executive hereunder. The Company shall also pay all of the fees and expenses of the Accounting Firm, including, without limitation, the fees and expenses related to the opinion referred to in Section 5(b).

      (f) Definitions. For the purpose of this Section 5, the following terms shall have the following meanings:

            (i) "Accounting Firm" shall mean Deloitte and Touche or, if such firm is unable or unwilling to perform such calculations, such other national accounting firm as shall be designated by agreement between the Executive and the Company.

            (ii) "Payment" means (i) any amount due or paid to the Executive under this Agreement, (ii) any amount that is due or paid to the Executive under any plan, program or arrangement of the Company and its subsidiaries, and (iii) any amount or benefit that is due or payable to the Executive under this Agreement or under any plan, program or arrangement of the Company and its subsidiaries not otherwise covered under clause (i) or (ii) hereof which must reasonably be taken into account under Section 280G of the Code and the Regulations in determining the amount of the "parachute payments" received by the Executive, including, without limitation, any amounts which must be taken into account under the Code and Regulations as a result of (x) the acceleration of the vesting of options, restricted stock or other equity awards, (y) the acceleration of the time at which any payment or benefit is receivable by the Executive or (z) any contingent severance or other amounts that are payable to the Executive.

            (iii)  "Regulations"   means  the  proposed,   temporary  and  final
      regulations under Section 280G of the Code or any successor provision thereto.

            (iv) "Taxes" means the federal, state and local income taxes to which the Executive is subject at the time of determination, calculated on the basis of the highest marginal rates then in effect, plus any additional payroll or withholding taxes to which the Executive is then subject.


      6. Protection of the Company's Interests.

      (a) No Competing Employment. For so long as the Executive is employed by the Company and, in circumstances where the Executive's employment is terminated pursuant to Sections 4(a) or 4(c), continuing until the later of (i) the remainder of the Term or (ii) one year following termination (such period being referred to hereinafter as the "Restricted Period"), the Executive shall not, without the prior written consent of the Board, directly or indirectly, own an interest in, manage, operate, join, control, lend money or render financial or other assistance to or participate in or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any individual, partnership, firm, corporation or other business organization or entity that competes with the Company by providing any goods or services provided or under development by the Company at the effective date of the Executive's termination of employment under this Agreement; provided, however, that this Section 6(a) shall not proscribe the Executive's ownership, either directly or indirectly, of either less than five percent of any class of securities which are listed on a national securities exchange or quoted on the automated quotation system of the National Association of Securities Dealers, Inc. or any limited partnership investment over which the Executive has no control.

      (b) No Interference. If, during the Restricted Period, the Executive's employment is terminated pursuant to Sections 4(a), 4(b) or 4(c), the Executive shall not, whether for his own account or for the account of any other individual, partnership, firm, corporation or other business organization (other than the Company), intentionally endeavor to entice away from the Company, or otherwise interfere with the relationship of the Company with, any senior person who is employed by or otherwise engaged to perform services for the Company or any senior person or entity who is, or was within the then most recent twelve-month period, a customer, client or supplier of the Company.

      (c) Secrecy. The Executive recognizes that the services to be performed by him hereunder are special, unique and extraordinary in that, by reason of his employment hereunder, he may acquire confidential information and trade secrets concerning the operation of the Company or its affiliates or subsidiaries, the use or disclosure of which could cause the

Company or its affiliates or subsidiaries substantial losses and damages which could not be readily calculated and for which no remedy at law would be adequate. Accordingly, the Executive covenants and agrees with the Company that he will not at any time, except in performance of the Executive's obligations to the Company hereunder or with the prior written consent of the Board, directly or indirectly disclose to any person any secret or confidential information that he may learn or has learned by reason of his association with the Company or its affiliates or subsidiaries. The term "confidential information" means any material information not previously disclosed to the public or to the trade by the Company with respect to the Company's or any of affiliates' or subsidiaries', products, facilities and methods, trade secrets and other intellectual property, systems, procedures, manuals, confidential reports, product price lists, customer lists, financial information (including the revenues, costs or profits associated with any of the Company's products), business plans, prospects or opportunities.

      (d) Exclusive Property. The Executive confirms that all confidential information is and shall remain the exclusive property of the Company. All business records, papers and documents kept or made by the Executive relating to the business of the Company shall be and remain the property of the Company. Upon the termination of his employment with the Company or upon the request of the Company at any time, the Executive shall promptly deliver to the Company, and shall not without the consent of the Board retain copies of, any written materials not previously made available to the public, or records and documents made by the Executive or coming into his possession concerning the business or affairs of the Company or any of its affiliates and subsidiaries; provided, however, that subsequent to any such termination, the Company shall provide the Executive with copies (the cost of which shall be borne by the Executive) of any documents which are requested by the Executive and which the Executive has determined in good faith are (i) required to establish a defense to a claim that the Executive has not complied with his duties hereunder or (ii) necessary to the Executive in order to comply with applicable law.

      (e) Injunctive Relief. Without intending to limit the remedies available to the Company, the Executive acknowledges that a breach of any of the covenants contained in this Section 6 may result in material irreparable injury to the Company or its subsidiaries or affiliates for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the Company shall be entitled to obtain a temporary restraining order and/or a preliminary or permanent injunction restraining the Executive from engaging in activities prohibited by this Section 6 or such other relief as may be required to specifically enforce any of the covenants in this Section 6. Without intending to limit the remedies available to the Executive, the Executive shall be entitled to seek specific performance of the Company's obligations under this Agreement.

      (g) The Executive shall comply, during the continuance of his employment (and shall procure that his spouse or partner and his minor children shall comply), with all applicable rules of law, stock exchange regulations and codes of conduct applicable to employees, officers and directors of the Company in relation to dealings in the shares, debentures and other securities of the Company or any member of the Company or any unpublished share price sensitive information affecting the securities of any other company with which the Company has dealings (provided that the Executive shall be entitled to exercise any options granted to him under any share option scheme established by the Company or any member of the Company, subject to the rules of such scheme).

      7. General Provisions.

      (a) Source of Payments. All payments provided under this Agreement, other than payments made pursuant to a plan which provides otherwise, shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets made, to assure payment. The Executive shall have no right, title or interest whatever in or to any investments which the Company may make to aid the Company in meeting its obligations hereunder. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company; provided, however, that this provision shall not be deemed to waive or abrogate any preferential or other rights to payment accruing to the Executive under applicable bankruptcy laws by virtue of the Executive's status as an employee of the Company.

      (b) No Other Severance Benefits. Except as specifically set forth in this Agreement, the Executive covenants and agrees that he shall not be entitled to any other form of severance benefits from the Company, including, without limitation, benefits otherwise payable under any of the Company's regular severance policies, in the event his employment hereunder ends for any reason and, except with respect to obligations of the Company expressly provided for herein, the Executive unconditionally releases the Company and its subsidiaries and affiliates, and their respective directors, officers, employees and stockholders, or any of them, from any and all claims, liabilities or obligations under this Agreement or under any severance or termination arrangements of the Company or any of its subsidiaries or affiliates for compensation or benefits in connection with his employment or the termination thereof.

      (c) Tax Withholding. Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable tax withholding.

      (d) Notices. Any notice hereunder by either party to the other shall be given in writing by personal delivery, or certified mail, return receipt requested, or (if to the Company) by telex or facsimile, in any case delivered to the applicable address set forth below:

            (i)   To the Company:         NYMAGIC, Inc.
                                          330 Madison Avenue
                                          New York, New York 10017
                                          Attn: General Counsel

                  With a copy to:         Shearman & Sterling
                                          599 Lexington Avenue
                                          New York, New York 10022

                                          Attn.: John J. Cannon, III, Esq.

            (ii)  To the Executive:       Vincent T. Papa
                                          12 Thicket Drive
                                          Cold Spring Harbor, NY 11724


                  With a copy to:         Reilly & Reilly
                                          146 Old Country Road
                                          Suite 106
                                          Mineola, New York 11501
                                          Attn: John Reilly

or to such other persons or other addresses as either party may specify to the other in writing.

      (e) Representation by the Executive. The Executive represents and warrants that his entering into this Agreement does not, and that his performance under this Agreement and consummation of the transactions contemplated hereby will not, violate the provisions of any noncompetition agreement or other agreement, policy, or instrument to which the Executive is a party, or any decree, judgment or order to which the Executive is subject, and that this Agreement constitutes a valid and binding obligation of the Executive in accordance with its terms. Breach of this representation will render all of the Company's obligations under this Agreement void ab initio.

      (f) Limited Waiver. The waiver by the Company or the Executive of a violation of any of the provisions of this Agreement, whether express or implied, shall not operate or be construed as a waiver of any subsequent violation of any such provision.

      (g) Assignment; Assumption of Agreement. No right, benefit or interest hereunder shall be subject to assignment, encumbrance, charge, pledge, hypothecation or setoff by the Executive in respect of any claim, debt, obligation or similar process; provided, however, that upon the Executive's death, the Beneficiary or the Executive's estate is entitled to enforce the provisions of this Agreement. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

      (h) Amendment; Actions by the Company. This Agreement may not be amended, modified, canceled or discharged except by written agreement of the Executive and the Company. Any and all determinations, judgments, reviews, verifications, adjustments, approvals, consents, waivers or other actions of the Company required or permitted under this Agreement shall be effective only if undertaken by the Company pursuant to authority granted by a resolution duly adopted by the Board; provided, however, that by resolution duly adopted in accordance with this Section 7(h), the Board may delegate its responsibilities hereunder to one or more of its members other than the Executive.

      (i) Severability. If any term or provision hereof is determined to be invalid or unenforceable in a final court or arbitration proceeding, (i) the remaining terms and provisions hereof shall be unimpaired and (ii) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

      (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York (determined without regard to the choice of law provisions thereof).

      (k) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings of the parties, with respect to the subject matter hereof.

      (l) Headings. The headings and captions of the sections of this Agreement are included solely for convenience of reference and shall not control the meaning or interpretation of any provisions of this Agreement.

      (m) Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same document.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first written above.

                                    NYMAGIC, INC.


                                    By: /s/ Sergio Tobia
                                       ----------------------------
                                         Sergio Tobia
                                         Chief Executive Officer


                                    EXECUTIVE

                                    /s/ Vincent T. Papa
                                    -------------------------------
                                    Vincent T. Papa

                                                                     EXHIBIT A

                          Sample Annual Bonus Amounts



--------------------------------------------------------------------------------
        Annual Return on Capital(1)                   Bonus Amount
     (as a percentage of 5 year ROC)         (as a percentage of Salary)
--------------------------------------------------------------------------------
                  0%                                     0%
--------------------------------------------------------------------------------
                  25%                                  12.5%
--------------------------------------------------------------------------------
                  50%                                   25%
--------------------------------------------------------------------------------
                  75%                                  37.5%
--------------------------------------------------------------------------------
                 100%                                   50%
--------------------------------------------------------------------------------
                 125%                                  62.5%
--------------------------------------------------------------------------------
                 150%                                   75%
--------------------------------------------------------------------------------
                 175%                                  87.5%
--------------------------------------------------------------------------------
             200% or more                               100%
--------------------------------------------------------------------------------

(1) This column refers to the return on capital for the most current year, the year for which the Bonus is to be paid.

                                                                     EXHIBIT B




                           Form of Option Agreement
                           ------------------------











                                      B-1